UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2015

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Hampton Roads Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	001-32968 (Commission File Number)	54-2053718 (IRS Employer Identification No.)

641 Lynnhaven Parkway Virginia Beach, Virginia (Address of principal executive offices)	23452 (Zip Code)

Registrant’s telephone number, including area code:  (757) 217-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of
       Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in a current report on Form 8-K filed by Hampton Roads Bankshares, Inc. (the “Company”) on September 16, 2015, the Company disclosed that it expected to amend its employment agreement with Donna W. Richards (the “Employment Agreement”) in connection with her appointment as President and Chief Operating Officer of the Company.  This current report on Form 8-K/A is being filed to report that the Company has amended the Employment Agreement.

The Company amended the Employment Agreement on September 23, 2015 (the “Amendment”), among other revisions, to reflect her appointment as President and Chief Operating Officer of the Company and to extend the term of the Employment Agreement for a new two-year term beginning September 23, 2015.  On the second anniversary and each anniversary thereafter, the term will be extended for an additional year, unless the Company gives 90 days prior notice to the contrary.  The Amendment also modified the calculation of the payment to which she is entitled upon termination by the Company other than for Cause or by her for Good Reason pursuant to Section 5(d)(1)(i) of the Employment Agreement to an amount equal to 300% of the sum of her then-current rate of annual salary and her average bonus for the two years preceding such termination.  In addition, the Amendment provides that, as a condition to receive severance payments under the Employment Agreement, Ms. Richards must execute a release and waiver of claims reasonably satisfactory to the Company.

The foregoing summary description of certain terms of the Employment Agreement and the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employment Agreement and the Amendment, copies of which are attached as Exhibit 10.1 to the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2013, filed on August 14, 2013 (as amended by the first amendment to the Employment Agreement, attached as Exhibit 10.3 to the Company’s current report on Form 8-K filed on August 22, 2014), and as Exhibit 10.1 to this report, respectively, and which are incorporated by reference into this Item 5.02.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to Employment Agreement of Donna W. Richards

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

September 29, 2015	By:	/s/ Thomas B. Dix. III
Thomas B. Dix, III
Executive Vice President
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

10.1	Amendment No. 2 to Employment Agreement of Donna W. Richards